UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: August 25, 2004
                       (Date of Earliest Event Reported)

                     OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-12629              36-4128138
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            875 NORTH MICHIGAN AVENUE, SUITE 1560, CHICAGO, IL 60611
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On August 26, 2004, Olympic Cascade Financial Corporation (the "Company") consummated a private placement of its units, at a price of $1.60 per unit, consisting of two shares of the Company's common stock, $.02 par value (the "Common Stock"), and a warrant (the "Warrant") to purchase one (1) share of Common Stock. The Warrant included in each unit entitles the holder to purchase one share of Common Stock at an exercise price of $1.50 per share. The Warrants are exercisable at any time within three (3) years from their issuance. The private placement raised gross proceeds of $879,500, which was used for working capital purposes, and maintenance of net capital and other regulatory requirements of National Securities Corporation, the Company's wholly-owned subsidiary. In addition, the Company afforded the investors certain registration rights. This summary is qualified in its entirety by reference to the Form of Warrant and Form of Registration Rights Agreement, copies of each of which are attached hereto as exhibits and incorporated herein by reference. The private placement was made to investors meeting the accredited investor definition of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act"). The sales were made in a private placement under Section 4(2) of the Act and/or Rule 506 of Regulation D under the Securities Act, pursuant to the terms of a subscription agreement entered into by the Company and each of the investors. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is not a solicitation of tenders of existing securities nor an offer to sell or a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

ITEM 8.01 OTHER EVENTS

      As per the recommendation of a special committee of independent directors of the Board of Directors of Olympic Cascade Financial Corporation (the "Company"), on August 25, 2004, the Company has declined the unsolicited offer received from L3D3 L.L.C. of Delray Beach, Florida ("L3D3") to acquire a newly created class of voting preferred stock of the Company, pursuant to a letter dated August 20, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

EXHIBIT  DESCRIPTION
NUMBER

10.40    Form of Warrant issued in August 2004.
10.41    Form of Registration Rights Agreement dated in August 2004.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                OLYMPIC CASCADE FINANCIAL CORPORATION

                                By:    /s/ Mark Goldwasser
                                       -----------------------------------------
                                       Mark Goldwasser
                                       President and Chief Executive Officer


Dated: August 27, 2004